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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 23, 2004

                            MILESTONE SCIENTIFIC INC.
             (Exact name of Registrant as specified in its charter)

                            Milestone Scientific Inc.
                 (Name of Small Business Issuer in its Charter)

          Delaware                ____________________           13-3545623
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

    220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039

               (Address of Principal Executive Office) (Zip Code)
                  Registrant's telephone number (973) 535-2717


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          (Former name or former address, if changed since last report)


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Item 5: Other Events and Required FD Disclosure

      On February 23, 2004, the Registrant issued a press release announcing the closing of a $9.4 million public offering. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Milestone Scientific Inc.

                                      by: /s/ Leonard Osser
                                          --------------------------------------
                                          Leonard Osser, Chief Executive Officer

Dated: February 23, 2004